UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 11, 2006

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)	Identification No.)

25800 Commercentre Dr., Suite 100
Lake Forest, CA  92630

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 206-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 8.01.  Other Events.

See press release, dated August 16, 2006, attached hereto as Exhibit 99.1 relating to the receipt by Liquidmetal Technologies, Inc. of a grand jury subpoena from the U.S. Attorney’s office in the Middle District of Florida.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Ricardo A. Salas
Ricardo A. Salas
President, and Chief Executive Officer

Date:  August 16, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 16, 2006, relating to receipt of grand jury subpoena.